Exhibit 21

Legal Name	State/Country of Organization
Beijing International Resort Co., Ltd.	China
Bravo Media LLC	NY
Cable Programming Ventures, LLC	DE
Cablevision Associates of Gary Joint Venture	IN
CC Wireless Investment II, LLC	DE
Classic Services, Inc.	DE
CNBC LLC	DE
Comcast ABB Note Consolidation, Inc.	DE
Comcast ABB of Georgia II, LLC	GA
Comcast AG Holdings, LLC	DE
Comcast Bidco Holdings Limited	United Kingdom
Comcast Bidco Limited	United Kingdom
Comcast Broadband Security, LLC	DE
Comcast Business Communications, LLC	PA
Comcast Business Communications of Virginia, LLC	VA
Comcast Cable Communications Management, LLC	DE
Comcast Cable Communications, LLC	DE
Comcast Cable of Indiana/Michigan/Texas I, LLC	TX
Comcast CBRS, LLC	DE
Comcast Government Services, LLC	PA
Comcast Holdings Corporation	PA
Comcast Hulu Holdings, LLC	DE
Comcast Interactive Media, LLC	DE
Comcast IP Phone, LLC	PA
Comcast IP Phone of Missouri, LLC	MO
Comcast IP Phone of Oregon, LLC	DE
Comcast of Alabama, LLC	AL
Comcast of Alameda, Inc.	CA
Comcast of Arizona, LLC	CO
Comcast of Arkansas/Louisiana/Minnesota/Mississippi/Tennessee, LLC	DE
Comcast of Avalon, LLC	DE
Comcast of Baltimore City, LLC	CO
Comcast of Boston, Inc.	NY
Comcast of Brockton, Inc.	DE
Comcast of Burlington County, LLC	DE
Comcast of California I, Inc.	NV
Comcast of California II, Inc.	CA
Comcast of California II, LLC	DE
Comcast of California III, Inc.	PA
Comcast of California III, LLC	CO
Comcast of California IV, Inc.	WY
Comcast of California IX, Inc.	PA
Comcast of California X, Inc.	PA
Comcast of California XI, Inc.	DE

Comcast of California XII, LLC	DE
Comcast of California XIII, Inc.	CA
Comcast of California XV, LLC	DE
Comcast of California/Colorado, LLC	DE
Comcast of California/Colorado/Florida/Oregon, Inc.	PA
Comcast of California/Colorado/Illinois/Indiana/Michigan, LLC	DE
Comcast of California/Connecticut/Michigan	CO
Comcast of California/Idaho, Inc.	ID
Comcast of California/Illinois, LLC	CO
Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE
Comcast of California/Massachusetts/Michigan/Utah, LLC	DE
Comcast of Carolina, Inc.	SC
Comcast of Central New Jersey, LLC	DE
Comcast of Central New Jersey II, LLC	DE
Comcast of Chicago, Inc.	IL
Comcast of Clinton, LLC	MI
Comcast of Colorado IX, LLC	DE
Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE
Comcast of Connecticut, Inc.	OK
Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE
Comcast of Cupertino, Inc.	CA
Comcast of Davis County, Inc.	PA
Comcast of Delmarva, LLC	DE
Comcast of Detroit, LLC	MI
Comcast of East San Fernando Valley, LP	CO
Comcast of Eastern Shore, LLC	DE
Comcast of Elkton, LLC	DE
Comcast of Flint, Inc.	MI
Comcast of Florida/Georgia	MI
Comcast of Florida/Michigan/New Mexico/Pennsylvania/Washington, LLC	CO
Comcast of Fort Wayne Limited Partnership	IN
Comcast of Fresno, Inc.	CA
Comcast of Garden State, L.P.	DE
Comcast of Georgia I, LLC	GA
Comcast of Georgia/Illinois/Michigan, LLC	FL
Comcast of Georgia/Massachusetts, LLC	DE
Comcast of Georgia/Michigan, LLC	CA
Comcast of Georgia/Pennsylvania, LLC	DE
Comcast of Georgia/South Carolina, LLC	CO
Comcast of Georgia/South Carolina II, LLC	DE
Comcast of Gloucester County, LLC	DE
Comcast of Grosse Pointe, Inc.	MI
Comcast of Harford County, LLC	MD
Comcast of Hopewell Valley, Inc.	NJ
Comcast of Houston, LLC	DE

Comcast of Howard County, LLC	MD
Comcast of Illinois I, Inc.	IL
Comcast of Illinois II, Inc.	KS
Comcast of Illinois III, Inc.	IL
Comcast of Illinois IV, Inc.	IL
Comcast of Illinois V, Inc.	DE
Comcast of Illinois VI, LLC	DE
Comcast of Illinois VII, Inc.	DE
Comcast of Illinois VIII, LLC	DE
Comcast of Illinois IX, LLC	DE
Comcast of Illinois X, LLC	DE
Comcast of Illinois XI, LLC	DE
Comcast of Illinois XII, LLC	NJ
Comcast of Illinois XIII, L.P.	AZ
Comcast of Illinois/Indiana, LLC	FL
Comcast of Illinois/Indiana/Michigan, LLC	DE
Comcast of Illinois/Indiana/Ohio, LLC	DE
Comcast of Illinois/Ohio/Oregon, LLC	DE
Comcast of Illinois/West Virginia, LLC	DE
Comcast of Indiana/Kentucky/Utah, LLC	CA
Comcast of Indiana/Michigan, LLC	IA
Comcast of Indiana/Michigan/Pennsylvania, LLC	IA
Comcast of Indianapolis, L.P.	DE
Comcast of Indianapolis, LLC	DE
Comcast of Inkster, LLC	MI
Comcast of Jersey City, LLC	DE
Comcast of Kentucky/Tennessee/Virginia, LLC	DE
Comcast of Laurel, Inc.	MS
Comcast of Levittown, LLC	DE
Comcast of Little Rock, Inc.	AR
Comcast of Lompoc, LLC	DE
Comcast of Long Beach Island, LLC	DE
Comcast of Louisiana/Mississippi/Texas, LLC	DE
Comcast of Lower Merion, LLC	DE
Comcast of Macomb, LLC	MI
Comcast of Maine/New Hampshire, Inc.	NH
Comcast of Maryland Limited Partnership	MD
Comcast of Maryland, LLC	CO
Comcast of Massachusetts II, Inc.	DE
Comcast of Massachusetts III, Inc.	DE
Comcast of Massachusetts/Virginia, Inc.	VA
Comcast of Mercer County, Inc.	DE
Comcast of Meridian, Inc.	MS
Comcast of Michigan, LLC	DE
Comcast of Michigan I, LLC	DE
Comcast of Michigan II, LLC	DE

Comcast of Michigan III, Inc.	DE
Comcast of Michigan IV, LLC	CO
Comcast of Michigan/Mississippi/Tennessee, Inc.	DE
Comcast of Milton, Inc.	MA
Comcast of Minnesota, Inc.	PA
Comcast of Minnesota/Wisconsin, Inc.	PA
Comcast of Missouri, LLC	CO
Comcast of Monmouth County, LLC	DE
Comcast of Muncie, LP	IN
Comcast of Muskegon	MI
Comcast of Nashville I, LLC	DE
Comcast of Nashville II, LLC	DE
Comcast of Needham, Inc.	DE
Comcast of New Castle County, LLC	DE
Comcast of New Hampshire, Inc.	DE
Comcast of New Jersey, LLC	NJ
Comcast of New Jersey II, LLC	DE
Comcast of New Mexico, LLC	CO
Comcast of New Mexico/Pennsylvania, LLC	DE
Comcast of New York, LLC	DE
Comcast of Northern California I, Inc.	PA
Comcast of Northern Illinois, Inc.	IL
Comcast of Northern Indiana, Inc.	DE
Comcast of Northwest New Jersey, LLC	DE
Comcast of Novato, Inc.	OR
Comcast of Ocean County, LLC	DE
Comcast of Ohio, Inc.	OH
Comcast of Oregon I, Inc.	DE
Comcast of Oregon II, Inc.	DE
Comcast of Pennsylvania, LLC	DE
Comcast of Pennsylvania I, LLC	DE
Comcast of Pennsylvania II, Inc.	CO
Comcast of Pennsylvania II, L.P.	DE
Comcast of Pennsylvania/Maryland, LLC	DE
Comcast of Philadelphia, LLC	DE
Comcast of Philadelphia II, LLC	DE
Comcast of Plainfield, LLC	DE
Comcast of Potomac, LLC	DE
Comcast of Richmond, LLC	VA
Comcast of Sacramento I, LLC	CA
Comcast of Sacramento II, LLC	CA
Comcast of Sacramento III, LLC	CA
Comcast of San Joaquin, Inc.	WY
Comcast of San Leandro, Inc.	CA
Comcast of Santa Cruz, Inc.	CO
Comcast of Santa Maria, LLC	DE

Comcast of Shelby, LLC	MI
Comcast of Sierra Valleys, Inc.	PA
Comcast of South Chicago, Inc.	IL
Comcast of South Jersey, LLC	DE
Comcast of Southeast Pennsylvania, LLC	DE
Comcast of Southern California, Inc.	OR
Comcast of Southern Illinois, LLC	DE
Comcast of Southern Mississippi, Inc.	DE
Comcast of Southern New England, Inc.	MA
Comcast of Southern Tennessee, LLC	DE
Comcast of St. Paul, Inc.	MN
Comcast of Sterling Heights, LLC	MI
Comcast of Taylor, LLC	DE
Comcast of the District, LLC	DC
Comcast of the Meadowlands, LLC	DE
Comcast of the South	CO
Comcast of the South, LLC	DE
Comcast of Tupelo, Inc.	MS
Comcast of Utah I, LLC	IN
Comcast of Utah II, Inc.	PA
Comcast of Virginia, LLC	CO
Comcast of Warren, LLC	MI
Comcast of Wasatch, Inc.	PA
Comcast of West Virginia, LLC	DE
Comcast of Western Colorado, Inc.	CO
Comcast of Wildwood, LLC	DE
Comcast of Wisconsin, Inc.	CO
Comcast OTR1, LLC	DE
Comcast Phone, LLC	DE
Comcast Phone of Alabama, LLC	DE
Comcast Phone of Arizona, LLC	DE
Comcast Phone of Arkansas, LLC	DE
Comcast Phone of California, LLC	DE
Comcast Phone of Central Indiana, LLC	DE
Comcast Phone of Colorado, LLC	DE
Comcast Phone of Connecticut, Inc.	CO
Comcast Phone of D.C., LLC	DE
Comcast Phone of Delaware, LLC	DE
Comcast Phone of Florida, LLC	DE
Comcast Phone of Georgia, LLC	CO
Comcast Phone of Idaho, LLC	DE
Comcast Phone of Illinois, LLC	DE
Comcast Phone of Iowa, LLC	DE
Comcast Phone of Kansas, LLC	DE
Comcast Phone of Kentucky, LLC	DE
Comcast Phone of Louisiana, LLC	DE

Comcast Phone of Maine, LLC	DE
Comcast Phone of Massachusetts, Inc.	DE
Comcast Phone of Michigan, LLC	DE
Comcast Phone of Minnesota, Inc.	MN
Comcast Phone of Mississippi, LLC	DE
Comcast Phone of Missouri, LLC	DE
Comcast Phone of Montana, LLC	DE
Comcast Phone of Nebraska, LLC	DE
Comcast Phone of Nevada, LLC	DE
Comcast Phone of New Hampshire, LLC	DE
Comcast Phone of New Mexico, LLC	DE
Comcast Phone of New York, LLC	DE
Comcast Phone of North Carolina, LLC	DE
Comcast Phone of North Dakota, LLC	DE
Comcast Phone of Northern Maryland, Inc.	MD
Comcast Phone of Ohio, LLC	DE
Comcast Phone of Oklahoma, LLC	DE
Comcast Phone of Oregon, LLC	DE
Comcast Phone of Pennsylvania, LLC	DE
Comcast Phone of Rhode Island, LLC	DE
Comcast Phone of South Carolina, Inc.	SC
Comcast Phone of South Dakota, LLC	DE
Comcast Phone of Tennessee, LLC	DE
Comcast Phone of Texas, LLC	DE
Comcast Phone of Utah, LLC	DE
Comcast Phone of Vermont, LLC	DE
Comcast Phone of Virginia, LLC	VA
Comcast Phone of Washington, LLC	DE
Comcast Phone of West Virginia, LLC	DE
Comcast Phone of Wisconsin, LLC	DE
Comcast Spectacor Ventures, LLC	PA
Comcast Sportsnet Mid-Atlantic, L.P.	DE
Comcast Sportsnet Philadelphia, L.P.	PA
Comcast Ventures, LP	DE
DreamWorks Animation L.L.C.	DE
DWA Holdings, LLC	DE
E! Entertainment Television, LLC	DE
Mountain Cable Network, Inc.	NV
MSNBC Cable L.L.C.	DE
NBC Olympics LLC	DE
NBC Sports Network, L.P.	DE
NBC Sports Ventures LLC	DE
NBC Stations Management LLC	CO
NBC Subsidiary (WTVJ-TV) LLC	DE
NBC Telemundo License LLC	DE
NBC West, LLC	DE

NBCU Television Holding LLC	DE
NBCUniversal Enterprise, Inc.	DE
NBCUniversal Media, LLC	DE
NBCUniversal Shared Services, LLC	DE
NBCUniversal, LLC	DE
New England Cable News	MA
One Belmont Insurance Company	VT
Open 4 Business Productions LLC	DE
Palm Beach Group Cable Joint Venture	FL
Sky CP Limited	United Kingdom
Sky Deutschland Fernsehen GmbH & Co KG	Germany
Sky German Holdings GmbH	Germany
Sky International Operations Limited	United Kingdom
Sky Italia S.r.l.	Italy
Sky Italian Holdings S.p.A.	Italy
Sky Limited	United Kingdom
Sky Subscribers Services Limited	United Kingdom
Sky Telecommunications Services Limited	United Kingdom
Sky UK Limited	United Kingdom
Spectrum Arena Limited Partnership	PA
Station Venture Operations, LP	DE
Telemundo Las Vegas License LLC	DE
Telemundo Media LLC	DE
Telemundo Network Group LLC	DE
Telemundo of Puerto Rico LLC	Puerto Rico
TGC, LLC	DE
The Comcast Network, LLC	DE
Three Belmont Insurance Company	NY
Universal City Development Partners, Ltd.	FL
Universal City Property Management II LLC	DE
Universal City Studios LLC	DE
Universal City Studios Productions LLLP	DE
Universal Content Productions LLC	DE
Universal Film Exchanges LLC	DE
Universal Studios International B.V.	The Netherlands
Universal Studios Limited	United Kingdom
Universal Studios LLC	DE
Universal Television LLC	NY
Universal Television Networks	NY
USJ LLC	Japan